Exhibit 99-1


                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing of this Amendment No. 1 to Schedule 13D, including amendments thereto, with respect to the shares of Class A Common Stock, par value $0.01 per share, and Class B Common Stock, par value $0.01 per share, of Constellation Brands, Inc. and further agrees that this Joint Filing Agreement be filed with the Securities and Exchange Commission as an exhibit to such filing; provided, however, that no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing unless such person knows or has reason to believe such information is inaccurate (as provided in Rule 13d-1(k)(1)(ii)). This Joint Filing Agreement may be executed in one or more counterparts, all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the persons named below have executed this Joint Filing Agreement as of the dates set forth below.

                                    SIGNATURE

         After reasonable inquiry and to the best of my knowledge and belief I certify that the information set forth in this statement is true, complete and correct.


Dated: October 18, 2001                               /s/ Richard Sands
                                     -------------------------------------------
                                                        Richard Sands


Dated: October 18, 2001                               /s/ Robert Sands
                                     -------------------------------------------
                                                        Robert Sands


Dated: October 18, 2001                               /s/ Marilyn Sands
                                     -------------------------------------------
                                                        Marilyn Sands


Dated: October 18, 2001              CWC Partnership-I


                                     By:  /s/ Richard Sands
                                        ----------------------------------------
                                           Richard Sands, Co-Managing Partner


                                     By:  /s/ Robert Sands
                                        ----------------------------------------
                                           Robert Sands, Co-Managing Partner

Dated: October 18, 2001              Trust for the benefit of Andrew Stern, M.D.
                                     under Article "FIFTH (D)" of the Will of Laurie Sands


                                     By:  /s/ Richard Sands
                                        ----------------------------------------
                                           Richard Sands, Special Voting Trustee


                                     By:  /s/ Robert Sands
                                        ----------------------------------------
                                           Robert Sands, Special Voting Trustee


Dated: October 18, 2001              Trust for the benefit of the Grandchildren
                                     of Marvin and Marilyn Sands


                                     By:  /s/ Richard Sands
                                        ----------------------------------------
                                           Richard Sands, Trustee


                                     By:  /s/ Robert Sands
                                        ----------------------------------------
                                           Robert Sands, Trustee


Dated: October 18, 2001              CWC Partnership-II*


                                     By:    The 1995 Robert Sands Descendants
                                            Trust


                                            By:  /s/ Richard Sands
                                               ---------------------------------
                                                 Richard Sands, Family Trustee


                                            By:  /s/ Robert Sands
                                               ---------------------------------
                                                 Robert Sands, Family Trustee




* Executed by this person solely in such person's capacity as a member of the Group described in the Amendment to Schedule 13D to which this Joint Filing Agreement is attached as an Exhibit.